EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C., §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of China Education Alliance, Inc., (the "Company") for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and President, and the Treasurer and Chief Principal Financial and Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of China Education Alliance, Inc.

Date: November 13, 2007

Xi Qun Yu Chief Executive Officer and President

Wang Chunqing Treasurer and Chief Financial Officer